UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2026

URBAN-GRO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 390-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 7, 2026, Urban-gro, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Agile Hudson Partners LLC (the “Buyer”), pursuant to which the Buyer agreed to purchase, and the Company agreed to issue and sell to the Buyer, a 12% secured promissory note (the “Note”) in an aggregate principal amount of up to $2,775,000, at an aggregate purchase price of up to $2,525,000, in one or more tranches.

Pursuant to the Purchase Agreement, the Buyer funded the first tranche in the original principal amount of $2,225,495.05 (the “First Tranche”) for a purchase price of $2,025,000 (the “Purchase Price”). The Buyer withheld $25,000 from the Purchase Price to cover the Buyer’s legal fees in connection with the First Tranche.

The Note is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain limitations, including a beneficial ownership limitation of 4.99% and an exchange cap, unless the Company obtains stockholder approval as required by applicable Nasdaq rules. The conversion price is equal to the lesser of (i) a fixed price of $36.00 per share (subject to adjustment) and (ii) 80% of the average of the three lowest traded prices of the Common Stock on the Company’s principal market during the ten trading days immediately preceding the applicable conversion date (subject to adjustment).

In connection with the funding of the First Tranche, the Company issued to the Buyer (i) a Common Stock purchase warrant to purchase up to 154,166 shares of Common Stock at an initial exercise price of $18.00 per share (the “First Warrant”) and (ii) a pre-funded Common Stock purchase warrant to purchase up to 26,000 shares of Common Stock at an initial exercise price of $0.01 per share (the “Second Warrant,” and together with the First Warrant, the “Warrants”). The First Warrant is exercisable for a period ending five (5) years after April 7, 2026, and contains customary provisions regarding, among other things, cashless exercise (in certain circumstances), beneficial ownership limitations and adjustments upon certain corporate events.

The Purchase Agreement also provides for a potential second tranche funding. Subject to satisfaction of certain conditions, including (among other things) the absence of defaults, compliance with covenants, and the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2025 with audited financial statements (the “10-K Filing Condition”), the Buyer agreed to fund an additional $500,000 purchase price under the Note (the “Second Tranche”). At the closing of the Second Tranche, the principal amount outstanding under the Note would increase by $549,504.95 (including the prorated portion of original issue discount), and the accrued interest charge would increase by $65,940.60.

In connection with the Purchase Agreement and Note, the Company and certain of its subsidiaries entered into a Security Agreement dated April 7, 2026 (the “Security Agreement”), in favor of the Buyer. The Security Agreement grants the Buyer a security interest in substantially all of the assets of the Company and the subsidiary parties thereto, including, among other things, accounts, equipment, inventory, general intangibles (including intellectual property), deposit accounts, investment property, and equity interests in subsidiaries, in each case, subject to certain customary exclusions and limitations, and subject to the seniority of certain existing indebtedness as described below.

The foregoing descriptions of the Purchase Agreement, Note, Warrants and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

The Note has an aggregate principal amount of up to $2,775,000, with an aggregate purchase price of up to $2,525,000 and an original issue discount of up to $250,000. The Note provides for a one-time interest charge equal to 12% of the principal amount with respect to each tranche (up to $333,000 in the aggregate). The maturity date for each tranche is twelve (12) months from the date the applicable purchase price for such tranche is funded. Amounts not paid when due bear default interest at the lesser of 18% per annum and the maximum amount permitted by law.

The Note contains customary (and certain non-customary) covenants and events of default. Among other things, the Note provides that if the Company or its subsidiaries receives cash proceeds from certain sources, the Company must, within one business day, inform the Buyer of or publicly disclose such receipt, and the Buyer may require the Company to apply up to 50% of such proceeds to repay outstanding principal and interest then due under the Note.

The Company’s obligations under the Note are secured by the Security Agreement. The Security Agreement provides that the Buyer’s security interest is junior in priority to the security interest(s) securing the Company’s senior secured debt, which is described in the Note as a loan in the original principal amount of $2,000,000 issued by the Company to Grow Hill, LLC on October 1, 2024.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference.

The Note and the Warrants (and the shares of Common Stock issuable upon conversion of the Note and exercise of the Warrants, as applicable) were offered and sold in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder. The Buyer represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The securities issued in the transaction have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold absent registration or an applicable exemption from the registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated April 7, 2026, by and between Urban-gro, Inc. and Agile Hudson Partners LLC
10.2	Secured Promissory Note, dated April 7, 2026, issued by Urban-gro, Inc. in favor of Agile Hudson Partners LLC
10.3	Common Stock Purchase Warrant, dated April 7, 2026, issued by Urban-gro, Inc. in favor of Agile Hudson Partners LLC
10.4	Pre-Funded Common Stock Purchase Warrant, dated April 7, 2026, issued by Urban-gro, Inc. in favor of Agile Hudson Partners LLC
10.5	Security Agreement, dated April 7, 2026, among Urban-gro, Inc., certain subsidiary parties thereto, and Agile Hudson Partners LLC
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2026	URBAN-GRO, INC.

	By:	/s/ Bradley Nattrass
		Name:	Bradley Nattrass
		Title:	Chairman and Chief Executive Officer

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